UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2014

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On October 24, 2014, Luther C. Kissam (Chief Executive Officer), Scott A. Tozier (Senior Vice President and Chief Financial Officer) and Karen G. Narwold (Senior Vice President, General Counsel, Corporate & Government Affairs, Corporate Secretary) of Albemarle Corporation (the “Company”) each adopted pre-arranged stock trading plans (the “Plans”) to sell certain shares previously granted and/or shares to be acquired upon the vesting of performance share units previously granted by the Company. The Plans were adopted to allow each individual to sell a sufficient number of the shares to satisfy the tax liability resulting from the grant and/or vesting of such performance share units. Each of the Plans expires in the first quarter of 2015, unless earlier terminated.

The transactions under the Plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission, as applicable. The Plans were adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s internal policies regarding stock transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time a plan is adopted to establish pre-arranged plans to buy or sell company stock. These plans allow insiders to have shares sold for their accounts over a period of time regardless of any material, non-public information they may receive after adopting their plans. In accordance with Rule 10b5-1 rules, none of the officers that adopted the Plans will have discretion over sales under the Plans.

The Company does not undertake to report Rule 10b5-1 plans that may be adopted by any of its officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.

The information in this Item 7.01 is furnished pursuant to Item 7.01 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: October 24, 2014	By:	/s/ Karen G. Narwold
Karen G. Narwold
Senior Vice President, General Counsel, Corporate & Government Affairs, Corporate Secretary